CARETRUST REIT, INC. THIRD QUARTER 2016 FINANCIAL SUPPLEMENT INVESTING IN THE FUTURE OF HEALTHCARE Willowbend Nursing and Rehabilitation Center (Mesquite, TX) Timberwood Nursing and Rehabilitation Center (Livingston, TX) New Haven Assisted Living (San Angelo, TX) The Pines of Burton (Burton, MI) Exhibit 99.2

INVESTING IN THE FUTURE OF HEALTHCARE Welcome to CareTrust We are pleased to present you with our inaugural financial supplement. As a relatively young company, we are proud of the disciplined growth pattern we are establishing, and the exceptional operator roster and real estate portfolio this discipline has produced to date.   This first supplement endeavors to provide our shareholders and friends with additional color on our tenant base, investment strategy, financial performance and overall progress. With almost half of our revenues coming from assets which have been in the portfolio for less than two years, some of the historical data presented here is still in the early stages of development. We accordingly expect that the content and format of this supplement will evolve, expand and become more useful in coming quarters. We invite your input as we continue to grow, and welcome all comments that might make our future supplements more helpful to you.   We are excited about the futures of CareTrust, the industries we support, and especially the outstanding healthcare providers with whom we have associated. We appreciate your continued interest in the Company, and look forward to generating superior shareholder value as we leverage our real estate and healthcare operating experience to invest in the future of healthcare.    Sincerely, The CareTrust Management Team   Greg Stapley Bill Wagner Dave Sedgwick Mark Lamb Chief Executive Officer Chief Financial OfficerVice President Operations Director of Investments

INVESTING IN THE FUTURE OF HEALTHCARE Disclaimers This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial positions, business and acquisition strategies, growth prospects, operating and financial performance, and the performance of our operators and their respective facilities. Words such as "anticipate," "believe," "could," expect," "estimate," "intend," "may," "plan," "seek," "should," "will," "would," and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects, or which could cause actual results to differ materially from expectations include but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off from The Ensign Group, Inc. ("Ensign"); (ii) the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with us in connection with such spin-off, including its triple-net long-term leases with us, and any of its obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability and willingness of our tenants to (a) comply with laws, rules and regulations in the operation of the properties we lease to them, and (b) renew their leases with us upon expiration, or in the alternative, (c) our ability to reposition and re-let our properties on the same or better terms in the event of nonrenewal or replacement of an existing tenant and any obligations, including indemnification obligations, that we may incur in replacing an existing tenant; (iv) the availability of, and the ability to identify and acquire, suitable acquisition opportunities and lease the same to reliable tenants on accretive terms; (v) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vi) access to debt and equity capital markets; (vii) fluctuating interest rates; (viii) the ability to retain and properly incentivize key management personnel; (ix) the ability maintain our status as a real estate investment trust ("REIT"); (x) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xi) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xii) any additional factors identified in our filings with the Securities Exchange Commission (“SEC”), including those in our Annual Report on Form 10-K for the year ended December 31, 2015 under the heading entitled "Risk Factors." This supplement contains certain non-GAAP financial information relating to CareTrust including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in insolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Reported Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. Ensign is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at Ensign’s website http://www.ensigngroup.net. Audited financial statements of Pristine for 2015 are available in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC on March 16, 2016. Information in this supplement is provided as of September 30, 2016, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context otherwise requires, references to “CTRE,” “CareTrust” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

Table of Contents

Company Profile	**4**
CareTrust at a Glance	**5**
Post-Spin Investments	**6**
Portfolio Overview	
Portfolio Performance	7
Tenant Summary	8
Rent Diversification by Tenant	9
Geographic Diversification	10
Rent Diversification by State	11
Lease Maturities	12
Financial Overview	
Consolidated Income Statements	14
Reconciliation of EBITDA, FFO and FAD	15
Consolidated Balance Sheets	16
Key Debt Metrics	17
Debt Summary	18
FY 2016 Guidance Update	19
Equity Capital Transactions	20
Other Financial Highlights	21
Glossary	**22**

Contact Information

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130 | ir@caretrustreit.com
www.caretrustreit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121 | shareholder@broadridge.com

Company Profile

CareTrust REIT

CareTrust is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition and leasing of seniors housing and healthcare-related properties. CareTrust generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, CareTrust has expanded its tenant roster to 15 operators, and has grown its portfolio real estate portfolio to 149 net-leased healthcare properties and three operated seniors housing properties across 20 states, consisting of 14,568 beds/units in the aggregate.

Management

Greg Stapley
Chairman and Chief Executive Officer

Bill Wagner
Chief Financial Officer

Dave Sedgwick
Vice President of Operations

Mark Lamb
Director of Investments

Board of Directors

Greg Stapley
Chairman

Jon Kline
Audit Committee Chairman

David Lindahl
Compensation Committee Chairman

Allen Barbieri
Nominating & Corporate Governance Committee Chairman

Analyst Coverage

KeyBanc Capital Markets
Jordan Sadler | (917) 318-2280

Raymond James
Jonathan Hughes | (727) 567-2438

Wells Fargo Securities
Todd Stender | (562) 637-1371

RBC Capital Markets
Michael Carroll | (440) 715-2649

Stifel, Nicolaus & Company
Chad Vanacore | (518) 587-2581

BMO Capital Markets
John Kim | (212) 885-4115

Canaccord Genuity
Paul Morgan | (415) 229-7181

Barclays
Joshua R. Raskin, CFA | (212) 526-2279

Stephens
Dana Hambly, CFA | (615) 279-4329

JMP Research
Peter L. Martin | (415) 835-8904

4 INVESTING IN THE FUTURE OF HEALTHCARE

INVESTING IN THE FUTURE OF HEALTHCARE At a Glance 15 Operators 14,304 Operating Beds/Units 20 States 149 Properties $953.0M Investments Notes: Amounts are as of September 30, 2016 and exclude our three operated seniors housing properties and our three preferred equity investments. Credit Ratings S&P Corporate Rating: B+ (stable) Senior Unsecured Notes: BB- Moody’s Corporate Rating: B1 (stable) Senior Unsecured Notes: B1 CareTrust REIT, Inc. NASDAQ: CTRE Market Data (as of September 30, 2016) Closing Price: $14.78 52 Week Range: $15.85 – $9.70 Market Cap: $858.4M Enterprise Value: $1,321M Outstanding Shares: 58.1M Annualized Rent $97.7M

Post-Spin Investments

(dollars in thousands)

Date	Operator	Property Type	Location	Facilities	Initial Investment [1]	Operating Beds/Units[2]	Cost per Bed/Unit[3]	Initial Rent[4]	Initial Yield[5]
2014 Investments				**6**	**$ 33,609**	**157**	**$ 166**	**$ 3,076**	**9.2%**
2015 Investments				**20**	**233,028**	**1,840**	**127**	**22,263**	**9.6%**
02/01/16	Trillium Healthcare Group	SNF	IA	9	32,696	518	63	3,161	9.7%
02/01/16	New Haven	ALF	TX	1	4,909	30	164	404	8.2%
03/01/16	Priority Life Care	ALF	IN, WI, MD	3	21,157	366	58	1,756	8.3%
03/01/16	Better Senior Living Consulting	ALF	FL	1	5,684	74	77	548	9.6%
03/31/16	Trillium Healthcare Group	SNF	IA	1	4,980	71	70	483	9.7%
04/01/16	Pristine Senior Living	SNF, Campus	OH	2	15,172	214	71	1,406	9.3%
05/02/16	Premier Senior Living	ALF	NC	2	11,801	67	176	1,028	8.7%
05/02/16	Twenty/20 Management	ALF/ILF	VA	1	10,063	175	58	854	8.5%
05/02/16	Cascadia Healthcare	SNF	ID	1	8,926	98	91	854	9.6%
06/01/16	Premier Senior Living [6]	ALF	MI	4	30,652	188	163	2,745	9.0%
07/22/16	Cascadia Healthcare	Preferred Equity	ID	1	2,269	*N/A*	*N/A*	264	11.7%
08/01/16	West Harbor Healthcare	SNF	CA	1	6,880	59	117	670	9.7%
08/05/16	Covenant Care	SNF, ALF	CA	4	34,350	372	92	3,081	9.0%
09/21/16	Cascadia Healthcare	Preferred Equity	ID	1	2,392	*N/A*	*N/A*	279	11.7%
2016 Year to Date Investments				**32**	**191,932**	**2,232**	**84**	**17,534**	**9.1%**
Total Post Spin-off Investments				**58**	**$ 458,569**	**4,229**	**$ 106**	**$ 42,873**	**9.3%**

Notes:

[1] Initial Investment represents purchase price and transaction costs.
[2] Initial Operating Beds/Units as of the acquisition date.
[3] Total Cost per Bed/Unit excludes preferred equity investments.
[4] Initial Rent represents the annualized acquisition-date base rent or deferred interest income on preferred equity investments.
[5] Initial Yield represents Initial Rent divided by Initial Investment.
[6] Premier Senior Living's Initial Rent excludes a first-year rent concession of $202K. There are no other rent concessions under the 15-year lease term.

6 INVESTING IN THE FUTURE OF HEALTHCARE

Portfolio Performance

(dollars in thousands)

								For the applicable period ended June 30, 2016		
	As of September 30, 2016									
Summary by Asset Type	**Facilities**	**Operating Beds/Units**	**Investment[1]**	**% of Total Investment**	**Rent[2]**	**% of Total Rent**	**Current Yield[3]**	**EBITDARM Coverage**	**EBITDAR Coverage**	**Reported Occupancy**
Seniors Housing	33	2,750	$ 179,653	18.9%	$ 17,272	17.7%	9.6%	1.63x	1.39x	86.6%
Skilled Nursing	102	9,716	644,072	67.6%	67,820	69.4%	10.5%	2.44x	1.87x	76.9%
Skilled Nursing Campus	14	1,838	129,251	13.6%	12,629	12.9%	9.8%	2.19x	1.75x	76.6%
Total Net-Leased Assets[4]	**149**	**14,304**	**$ 952,976**	**100.0%**	**$ 97,721**	**100.0%**	**10.3%**	**2.26x**	**1.77x**	**78.7%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust's cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any.

[2] Rent represents September 2016 rent, annualized.

[3] Current Yield represents Rent divided by Investment.

[4] All amounts exclude our three operated seniors housing properties and our three preferred equity investments.

See "Glossary" for additional information.



Croatan Village (New Bern, NC)



Littleton Care and Rehabilitation Center (Littleton, CO)


NORTH MOUNTAIN

North Mountain Medical & Rehabilitation Center (Phoenix, AZ)

7

INVESTING IN THE FUTURE OF HEALTHCARE

INVESTING IN THE FUTURE OF HEALTHCARE Tenant Summary The Ensign Group (NASDAQ: ENSG) is a publicly-traded, nationwide operator of 209 skilled nursing and assisted living facilities, 94 of which are owned by CTRE. In addition to being a blue-chip operator, Ensign also operates 17 hospice agencies, 17 home health agencies, three home care businesses, and 14 urgent care clinics. www.ensigngroup.com Covenant Care is a privately-held, California-based healthcare company which operates 52 skilled nursing and four residential care facilities across seven states, four of which are owned by CTRE. www.covenantcare.com Pristine Senior Living is a privately-held, Indiana-based operator of over 1,500 beds across 17 seniors housing and skilled nursing facilities throughout OH, 16 of which are owned by CTRE. www.pristinesenior.com Trillium Healthcare Group is a privately-held Florida-based post-acute healthcare company which operates 31 post-acute and seniors housing facilities in IA, NE, FL, and GA, 11 of which are owned by CTRE. www.trilliumhcg.com Premier Senior Living Group, LLC is a privately-held, New York-based assisted living and memory care operator with 17 facilities in NY, FL, MI, NC, and OH, six of which are owned by CTRE. www.pslgroupllc.com Top Five Tenants by Rent Rent Concentration September 30, 2016 December 31, 2015 December 31, 2014

Rent Diversification by Tenant INVESTING IN THE FUTURE OF HEALTHCARE Notes: Underwriting DARMx and DARx apply for Tenants with less than 12 months operational data Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents September 2016 rent, annualized. [3] Investment for pre-spin properties represents Ensign's gross book value. [4] All amounts exclude our three operated seniors housing properties and our three preferred equity investments. (dollars in thousands)

Geographic Diversification 1 ALF 7 SNFs 1 ALF 2 ALFs 1 ALFs 9 SNFs 1 Campus 3 ALFs 22 SNFs 1 Campus 12 SNFs 4 Campuses 2 ALFs 1 SNF 2 ALFs 7 SNFs 1 Campus 4 ALFs 17 SNFs 2 Campuses 2 ALFs 4 SNFs 3 ALFs 1 SNF 13 SNFs 2 Campuses 3 ALFs 6 SNFs 1 Campus 1 ALF 1 ALF 3 SNFs 2 Campuses 1 ALF INVESTING IN THE FUTURE OF HEALTHCARE 2 ALFs 4 ALFs 149 Properties 20 States Rent 15 Operators Notes: Amounts are as of September 30, 2016 and exclude our three operated seniors housing properties and our three preferred equity investments. Top Five States Beds/Units Investment

Rent Diversification by State INVESTING IN THE FUTURE OF HEALTHCARE Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents September 2016 rent, annualized. [3] All amounts exclude our three operated seniors housing properties and our three preferred equity investments. (dollars in thousands)

Lease Maturities INVESTING IN THE FUTURE OF HEALTHCARE Lease Maturity Year Desert Springs Senior Living (Las Vegas, NV) % of Rent Notes: [1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any. [2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust’s cumulative capital investment, excluding our three operated seniors housing properties and our three preferred equity investments. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [3] Rent represents September 2016 rent, annualized. (dollars in thousands)

Financial Overview Orem Rehabilitation and Nursing Center (Orem, UT)

Consolidated Income Statements (amounts in thousands, except per share data) INVESTING IN THE FUTURE OF HEALTHCARE 2016 2015 2016 2015 Revenues: Rental income $ 24,179 $ 15,778 $ 67,857 $ 45,869 Tenant reimbursements 2,089 1,320 5,815 3,866 Independent living facilities 766 626 2,177 1,868 Interest and other income 72 261 587 716 Total revenues 27,106 17,985 76,436 52,319 Expenses: Depreciation and amortization 8,248 5,815 23,433 17,093 Interest expense 5,743 7,221 17,370 19,111 Property taxes 2,089 1,320 5,815 3,866 Independent living facilities 708 610 1,926 1,778 Acquisition costs 203 - 203 - General and administrative 2,283 2,292 6,724 5,440 Total expenses 19,274 17,258 55,471 47,288 Net income 7,832 $ 727 $ 20,965 $ 5,031 $ Earnings per common share: Basic $ 0.13 $ 0.02 $ 0.38 $ 0.14 Diluted $ 0.13 $ 0.02 $ 0.38 $ 0.14 Weighted average shares outstanding: Basic 57,595 39,125 54,403 33,916 Diluted 57,595 39,125 54,403 33,916 Dividends declared per common share $ 0.17 $ 0.16 $ 0.51 $ 0.48 Nine Months Ended September 30, Three Months Ended September 30,

Reconciliation of EBITDA, FFO and FAD INVESTING IN THE FUTURE OF HEALTHCARE (amounts in thousands, except per share data) [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See “Glossary” for additional information. Quarter Quarter Ended Ended September 30, 2016 September 30, 2015 Net income $ 7,832 $ 727 Depreciation and amortization 8,248 5,815 Interest expense 5,743 7,221 Amortization of stock-based compensation 339 435 EBITDA 22,162 14,198 Acquisition costs 203 - Normalized EBITDA $ 22,365 $ 14,198 Net income $ 7,832 $ 727 Real estate related depreciation and amortization 8,223 5,796 Funds from Operations (FFO) 16,055 6,523 Write-off of deferred financing fees - 1,208 Acquisition costs 203 - Normalized FFO $ 16,258 $ 7,731 Net income $ 7,832 $ 727 Real estate related depreciation and amortization 8,223 5,796 Amortization of deferred financing fees 561 547 Amortization of stock-based compensation 339 435 Straight-line rental income (78) - Funds Available for Distribution (FAD) 16,877 7,505 Write-off of deferred financing fees - 1,208 Acquisition costs 203 - Normalized FAD $ 17,080 $ 8,713 FFO per share $ 0.28 $ 0.17 Normalized FFO per share $ 0.28 $ 0.20 FAD per share $ 0.29 $ 0.19 Normalized FAD per share $ 0.30 $ 0.22 Diluted weighted average shares outstanding[1] 57,739 39,271

Consolidated Balance Sheets (dollars in thousands) INVESTING IN THE FUTURE OF HEALTHCARE

INVESTING IN THE FUTURE OF HEALTHCARE Key Debt Metrics Debt to EBITDA[1] Debt to Enterprise Value[2] [1] Debt to EBITDA compares total debt as of the last day of the quarter to the annualized EBITDA for the quarter. [2] Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. English Meadows Elks Home Campus (Bedford, VA) Southland Rehabilitation and Healthcare Center (Norwalk, CA) Lake Ridge Senior Living (Orem, UT)

Debt Summary INVESTING IN THE FUTURE OF HEALTHCARE (dollars in thousands) Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.95% to 2.60% or at the Base Rate (as defined) plus 0.95% to 1.6%. [2] Funds can be borrowed at applicable LIBOR plus 1.75% to 2.40% or the Base Rate (as defined) plus 0.75% to 1.4%. [3] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

FY 2016 Guidance Update INVESTING IN THE FUTURE OF HEALTHCARE (shares in thousands) See “Glossary” for additional information.

INVESTING IN THE FUTURE OF HEALTHCARE Equity Capital Transactions Follow-On Equity Offering Activity At-the-Market Offering Activity

Other Financial Highlights Dividend History Normalized FFO Payout Ratio[1] 21 Normalized FFO per Share Notes: [1] Normalized FFO Payout Ratio represents dividends paid divided by normalized FFO, in each case for the applicable quarter. See “Glossary” for additional information. INVESTING IN THE FUTURE OF HEALTHCARE Park Manor Rehabilitation Center (Walla Walla, WA)

Glossary INVESTING IN THE FUTURE OF HEALTHCARE Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation. EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended June 30, 2016. Notwithstanding the foregoing, for any facility for which CareTrust has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDAR used in this calculation is the proforma EBITDAR utilized in CareTrust’s underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDAR replaces the oldest underwriting proforma quarter EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated from the calculation. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended June 30, 2016. Notwithstanding the foregoing, for any facility for which CareTrust has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDARM used in this calculation is the proforma EBITDARM utilized in CareTrust’s underwriting process annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDARM replaces the oldest underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[1] Funds from Operations (“FFO”) Net income, excluding gains and losses from real estate dispositions, before real estate depreciation and amortization and real estate impairment charges. CareTrust calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[1]

INVESTING IN THE FUTURE OF HEALTHCARE Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs. Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as written-off deferred financing fees and certain acquisition costs.[1] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as written-off deferred financing fees and certain acquisition costs.[1] Reported Occupancy A facility’s occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the quarter ended June 30, 2016; provided that Reported Occupancy for any facility acquired during such quarter may be normalized. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] CareTrust believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Glossary

CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 NASDAQ: CTRE www.caretrustreit.com Julia Temple Healthcare Center, Englewood, CO INVESTING IN THE FUTURE OF HEALTHCARE